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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   May 2, 2005

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

             DELAWARE                    0-14450               22-1916107
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   (State or other jurisdiction        (Commission          (I.R.S. Employer
        of incorporation)              File Number)        Identification No.)

   125 Phillips Avenue, South Hackensack, New Jersey              07606
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (201) 641-6600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

On May 2, 2005, the Registrant issued a press release announcing the completion of its agreement to sell the businesses of its AEP Industries (Australia) Pty Limited and its AEP Industries (NZ) Pty Limited subsidiaries combined with most of the operating assets associated with these businesses. A copy of this press release is being furnished as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

99.1 Press release dated May 2, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AEP INDUSTRIES INC.
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                                              (Registrant)

Date May 2, 2005
                                        By:   /s/ Paul M. Feeney
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                                              Paul M. Feeney
                                              Executive Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
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99.1      Press release dated May 2, 2005